UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

MID-SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-38491	82-4821705
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 North Water Street	47167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 883-2639

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MSVB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 22, 2021, following an evaluation of proposals for audit services from independent registered public accounting firms, the Audit Committee of the Board of Directors (the “Committee”) of Mid-Southern Bancorp, Inc. (the “Company”) approved the appointment of BKD, LLP (“BKD”) as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021, subject to execution of an engagement letter. The Committee selected BKD following its review of proposals from independent registered public accounting firms that had participated in a competitive process conducted by the Company.

During the fiscal years ended December 31, 2020 and 2019, and through January 22, 2021, the Company did not consult with BKD with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BKD to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Monroe Shine & Co., Inc (“Monroe Shine”) has been engaged to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2020. On January 22, 2021 the Committee dismissed Monroe Shine as the Company’s independent registered public accounting firm, effective upon completion of Monroe Shine’s audit of the consolidated financial statements of the Company and filing of the Company’s Form 10-K for the fiscal year ended December 31, 2020.  Upon completion of Monroe Shine’s services, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K (“Regulation S-K”) of the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) through that date.

The audit reports of Monroe Shine on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2019 and 2018, and through January 22, 2021, there were no disagreements with Monroe Shine on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Monroe Shine, would have caused Monroe Shine to make reference to the subject matter in its reports. During the fiscal years ended December 31, 2019 and 2018, and through January 22, 2021 there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Monroe Shine with a copy of the foregoing disclosures on this Current Report on Form 8-K and requested that Monroe Shine furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Monroe Shine agrees with the foregoing statements, and if not, stating the respects in which it does not agree. A copy of that letter, dated January 25, 2021 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

16.1	Letter from Monroe Shine & Co., Inc to the Securities and Exchange Commission, dated January 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-SOUTHERN BANCORP, INC.

Date: January 25, 2021	/s/ Alexander G. Babey
Alexander G. Babey
President and Chief Executive Officer